Exhibit 10.1(g)

AMENDMENT NO. 6

AMENDMENT NO. 6 dated as of November 10, 2011 between MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Iowa”); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Illinois”); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Georgia”); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Missouri,” and, together with MCC Iowa, MCC Illinois and MCC Georgia, the “Borrowers”); JPMorgan Chase Bank, N.A. (the “Administrative Agent”) and the Lenders executing this Amendment No. 6, each of which is a party to the Amendment and Restatement referred to below.

The Borrowers, the lenders party thereto, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent thereunder, are parties to an Amendment and Restatement dated as of December 16, 2004 of the Credit Agreement dated as of July 18, 2001 (as modified and supplemented and in effect from time to time, the “Amendment and Restatement”).

The Borrowers and the Lenders wish now to amend the Amendment and Restatement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 6, terms defined in the Amendment and Restatement are used herein as defined therein, as the context may require.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Amendment and Restatement shall be amended as follows:

2.01. References Generally. References in the Amendment and Restatement (including references to the Amendment and Restatement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Amendment and Restatement as amended hereby.

2.02. Definitions. Section 1.01 of the Amendment and Restatement is hereby amended, as applicable, by (i) amending such of the following definitions as were already included in Section 1.01 of the Amendment and Restatement immediately prior to the Amendment No. 6 Effective Date and (ii) inserting in the appropriate alphabetical locations such of the following definitions as were not already included in said Section 1.01 immediately prior to the Amendment No. 6 Effective Date:

“Amendment No. 6” shall mean Amendment No. 6 to this Agreement dated as of November 10, 2011.

“Amendment No. 6 Effective Date” shall mean the date on which Amendment No. 6 became effective in accordance with its terms.

2.03. Amendments to Section 8.10. Section 8.10 of the Amendment and Restatement is hereby amended effective as of the Amendment No. 6 Effective Date by:

(a) adding a new sentence at the end of Section 8.10(a) as follows:

“In addition, for so long as any Revolving Credit Commitment, Revolving Credit Loan, Incremental Facility Revolving Credit Commitment, Incremental Facility Revolving Credit Loan or Incremental Facility Letter of Credit is outstanding, the Borrowers will not permit the Total Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

Period	Total Leverage Ratio
Amendment No. 6 Effective Date through March 31, 2013	6.0 to 1.0
April 1, 2013 through March 31, 2014	5.5 to 1.0
April 1, 2014 and thereafter	5.0 to 1.0

; and

(b) replacing Section 8.10(b) with the following:

“(b) Interest Coverage Ratio. For so long as any Revolving Credit Commitment or Incremental Facility Revolving Credit Commitment is outstanding, the Borrowers will not permit the Interest Coverage Ratio to be less than 1.75 to 1.0 as at the last day of any fiscal quarter ending after the Amendment No. 6 Effective Date.”

Section 3. Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that

(a) the representations and warranties set forth in Section 7 (as hereby amended) of the Amendment and Restatement, and in each of the other Loan Documents, are true and correct on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Section 7 to “this Agreement” included reference to this Amendment No. 6; and

(b) no Default or Event of Default has occurred and is continuing.

Section 4. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective on the date upon which the Administrative Agent shall have (i) received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of a signed signature page) of this Agreement from each Obligor and (ii) obtained consents from the Majority Lenders in respect of the Revolving Credit Commitments.

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Section 5. Miscellaneous. Except as herein provided, the Amendment and Restatement shall remain unchanged and in full force and effect. This Amendment No. 6 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 6 by signing any such counterpart. This Amendment No. 6 shall be governed by, and construed in accordance with, the law of the State of New York. From and after the Amendment No. 6 Effective Date, all references in the Amendment and Restatement and each of the other Loan Documents to the Amendment and Restatement shall be deemed to be references to the Amendment and Restatement, as amended hereby.

Section 6. Confirmation of Security Documents. Each of the Obligors hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are true and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Amendment and Restatement as amended hereby without impairing any such obligations or Liens in any respect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to Amendment and Restatement to be duly executed and delivered as of the day and year first above written.

BORROWERS

MCC GEORGIA LLC MCC ILLINOIS LLC MCC IOWA LLC MCC MISSOURI LLC

By:	Mediacom Broadband LLC, a Member

By:	Mediacom Communications Corporation, a Member

By:	/s/ Mark E. Stephan
Name: Mark E. Stephan
Title: Chief Financial Officers

MEDIACOM BROADBAND LLC
By:	Mediacom Communications Corporation, a Member

By:	/s/ Mark E. Stephan
Name: Mark E. Stephan
Title: Chief Financial Officers

MEDIACOM COMMUNICATIONS CORPORATION

By:	/s/ Mark E. Stephan
Name: Mark E. Stephan Title: Chief Financial Officers

[Mediacom Broadband Amendment No. 6 Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Ann B. Kerns
Name: Ann B. Kerns Title: Vice President

[Mediacom Broadband Amendment No. 6 Signature Page]

LENDERS

JPMORGAN CHASE BANK, N.A.

By:	/s/ Ann B. Kerns
Name: Ann B. Kerns Title: Vice President

[Mediacom Broadband Amendment No. 6 Signature Page]

LENDERS

BANK OF AMERlCA, N.A.

By:	/s/ Lisa M. Webster
Name: Lisa M. Webster Title: Director

[Mediacom Broadband Amendment No. 6 Signature Page]

LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Heidi Samuels
Name: Heidi Samuels Title: Director

[Mediacom Broadband Amendment No. 6 Signature Page]

LENDERS

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

[Mediacom Broadband Amendment No. 6 Signature Page]

LENDERS

SUNTRUST BANK

By:	/s/ Illegible
	Name:	Illegible
	Title:	Director

[Mediacom Broadband Amendment No. 6 Signature Page]

LENDERS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Director

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Associate

[Mediacom Broadband Amendment No. 6 Signature Page]

LENDERS

NATIXIS

By:	/s/ Harold Birk
	Name:	Harold Birk
	Title:	Managing Director

By:	/s/ J. Stéphane Lautner
	Name:	J. Stéphane Lautner
	Title:	Vice President

[Mediacom Broadband Amendment No. 6 Signature Page]